Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                                                                    Exhibit 10.1

                 A-I-NET(R) SCN APPLICATION DEVELOPMENT AGREEMENT

         THIS AGREEMENT ("Agreement"),dated as of 4/4/96, ("Effective Date") is between Lucent Technologies Inc. (Lucent) with offices at 2000 N. Naperville Road., Naperville, Illinois 60566-7033 and TeleCommunication Systems, Inc. ("TCS") a Maryland corporation, with offices at Suite 400, 275 West Street, Annapolis, Maryland 21401.

         WHEREAS, TCS is in the business of providing a full range of information technology services, including consulting, systems development, systems integration, systems installation and implementation and systems management for a variety of industries; and

         WHEREAS Lucent is in the business of providing products to enable the development of advanced telecommunications services, generally known as Advanced Intelligent Network Services ("AIN"); and

         WHEREAS, Lucent has developed and owns certain Software and Hardware known as Lucent A-I-Net(R) products, consisting of, without limitation, the Service Circuit Node ("SCN"),the Service Control Point ("SCP"), the Service Creation Environment ("SCE"), and the Service Management System ("SMS"), which include modules or subsystems which it has developed and/or acquired licensing rights from various vendors, being referred to collectively herein as "AIN Products Group",

         NOW, THEREFORE, Lucent and TCS hereby agree as follows:

1.       DEFINITIONS

For the purposes of this Agreement, the following terms and their definitions shall apply:

         "Affiliate" of a corporation means its subsidiaries, any company of which it is a subsidiary, and other subsidiaries of such company controlled by such party. For the purposes of this Agreement "controlled" means having directly or indirectly a majority of the voting rights of such entity.


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         "Applications" means any software and associated documentation produced using Lucent's SCE (with or without additional outside components) that provides utility to either Lucent, TCS, or users of SCNs.

         "Application Development Plan," means the mutually agreed upon plan for development of each Application pursuant to this Agreement, including, but not limited to, time frames for development, lab time requirements, procedures for modifications to the Application Development Plan, joint marketing and sales arrangements, Application maintenance and warranties, Application revenue projections, billing procedures, Application updates and Application acceptance criteria. Each Application Development Plan shall be included as addenda to this Agreement.

         "Development Start Date" means the mutually agreed upon date to commence Application development at TCS premises.

         "Documentation" means Lucent's AIN Products Group documentation, technical specifications and such other information which is customarily provided to Lucent's commercial customers. Such documentation shall encompass one (1) hard copy (if available) and one
         (1) MS/DOS CD-ROM version (software only), with updates and releases as applicable.

         "Firmware" means a combination of (1) Hardware and (2) Software represented by a pattern of bits contained in such Hardware.

         "Hardware" means the equipment components of the SCE (i.e., Compile Server) as described in this Agreement and provided by Lucent to TCS as specified in this Agreement.

         "Revenues" are the proceeds from the sale of the software only component of Applications l and 2 either by Lucent, TCS or jointly. It does not include the proceeds from the sale of maintenance agreements on the Applications, any future enhancements done by TCS on the Applications, or any hardware and other software that may be associated with the total sale.


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         "SCE" means Lucent's Service Creation Environment Software, including a
         Compile Server, and the necessary number of tokens required by TCS to complete the development of the Applications as specified in each of the Application Development Plans.

         "SCE Documentation" means a subset of documentation within the AIN Products Group, pertaining to the Service Creation Environment.

         "SCE Release" means a new release of SCE for the purpose of introducing new features or functions to the SCE.

         "SCE Tokens" means licensing authority granted by Lucent to TCS in order to allow TCS employees to utilize the SCE for Application development.

         "SCE Update" means a change to an existing SCE Release to correct problems found by customers in the field.

         "SCN" means Lucent's Service Circuit Node in any of Lucent's then current configurations.

         "SCN Lab Time" means time allocated to TCS in an operational SCN lab configuration in support of TCS Application development and testing pursuant to this Agreement.

         "SCP" means Lucent's Service Control Point in any of Lucent's then current configurations.

         "SMS" means Lucent's Service Management System in any of Lucent's then current configurations.

         "Software" means the computer programs and Documentation excluding Source Code for which licenses are granted by Lucent under this Agreement.

         "Source Code" means any version of Software incorporating high-level or assembly language that generally is not directly executable by a processor.


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         "Specifications" means Lucent's or its vendor's technical
         specifications, which are normally provided to Lucent's commercial customers.

         "Territory" means the United States and the District of Columbia.

         "Use" with respect to Software means loading the Software, or any portion thereof, into a processor for execution of the instructions and tables contained in such Software.

2.       SCOPE

Lucent and TCS wish to enter into an agreement for the development of Applications. To aid in the development, Lucent has provided TCS the use of the SCE, SCE Documentation, SCE Updates, SCE Releases and SCN Lab Time, and a complete set of Documentation. TCS will utilize the Hardware, Software and Documentation provided under this Agreement to design and develop two Applications which shall be owned by Lucent. In consideration for such development, Lucent agrees to share equally the revenue from both Applications with TCS.

Lucent and TCS shall mutually agree upon and identify the two Applications to be developed pursuant to this Agreement. Lucent and TCS will specify the terms and conditions associated with each Application agreed to in the appropriate Application Development Plan, incorporated as addenda hereto. Such terms and conditions include but are not limited to: (1) billing/collection; (2) procedures for modifications to the Application Development Plan; (3) Application delivery deadlines; (4) acceptance criteria; (5) lab time requirements; (6) ongoing Application maintenance support; (7) joint marketing/sales arrangements, and (8) revenue projections. Any further Applications to be developed by TCS shall covered by a separate agreement between the parties

3.       AGREEMENT

During the term of this Agreement, TCS and Lucent will have the respective rights and obligations set out in this Agreement.


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4.       TERM

The term of this Agreement will commence, subject to execution by each party, on the Effective Date and will end two years from the Effective date, unless previously terminated in accordance with the provisions of this Agreement or extended by mutual consent of the parties.

5.       TCS RESPONSIBILITIES

         A. TCS shall design and develop two (2) Applications using the SCE and SCN Lab Time for the A-I-Net SCN, as well as the associated documentation for the Applications in accordance with the following:

                  (i) Pursuant to the Application Development Plans jointly developed between TCS and Lucent, TCS personnel shall develop the Applications on TCS' premises and will be supported by reasonable assistance from Lucent in the areas of Application requirements refinement and test plan coverage.

                  (ii) The completed Applications shall undergo acceptance testing by: (1) TCS utilizing the SCN Lab Time; and
                           (2) By Lucent at Lucent's premises, according to the Application Development Plan. Upon acceptance of the first Application by Lucent, which acceptance shall not unreasonably be withheld pursuant to satisfaction of the Application acceptance criteria, TCS shall be recognized by Lucent as an approved A-I-Net Application Developer. TCS shall not represent or imply to customers or others that Lucent is certifying or in any way warranting that the Applications will operate properly.

                  (III) TCS has the right to reject the first and second Applications identified by Lucent based on TCS' determination that said Application will not reach mutually agreeable revenue thresholds within nine
                           (9) months of commencement of the Application development or expand its overall knowledge of the AIN Product Group; however, agreement on the choice of Application shall not be unreasonably withheld. Once TCS and Lucent have agreed upon an Application and the associated Application Development Plan,


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                           changes to the development of that Application by TCS
                           shall not be permitted without written consent from Lucent. Where Lucent desires to change an Application pursuant to this agreement, such change shall require mutual written consent and an Application Development Plan must be constructed for the new Application.

                  (iv) Lucent shall provide training for up to six (6) TCS personnel either at Lucent Training centers or suitcased at TCS sites whichever Lucent deems economical. For classes conducted at Lucent's sites, Lucent offers to provide the recommended training courses and seat allocation listed below. Lucent waives the course fees on the allocated seats as indicated. TCS will be responsible for the: 1) Travel and living expenses of the trainees, 2) Differential costs associated with class suitcasing (e.g. travel and living for instructor etc.), 3) any additional courses/training required beyond the listed courses and seat allocation. The courses are non transferable and must be completed during the term of this Agreement. The following table identifies the A-I-Net(R) courses required:

                           COURSE ID            COURSE NAME                      SEATS
                           ---------            -----------                      -----
                           ES0713          SCN/SCP/SCE INTRODUCTION               6
                           ES0714          SCN NODE OPERATION MAINTENANCE         6
                           ES0718          SCN/SCP ENGINEERING                    6
                           ES0723          SCP - OPERATIONS AND MAINTENANCE       2
                           ES0731          SCE PROGRAMMING                        6

                  (v) TCS shall dedicate at all times the equivalent of at least two (2) full time developers working on the applications.

                  (vi) TCS shall deliver Source Code and related documentation for two Applications to Lucent.

         B. TCS shall complete design and development activities related to the first Application within twelve (12) calendar months from the mutually agreed upon Development Start Date. Any changes to this delivery schedule shall be delineated in the Application Development Plan. If TCS fails to develop the first Application within twelve (12) months from the Development Start Date Lucent


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
                  may terminate this Agreement and TCS shall immediately return the Software, Hardware not purchased but provided by Lucent, and Documentation provided under this Agreement. TCS shall forfeit all unused training offered and future revenues from such first Application. Subject to termination of the Agreement, Lucent and TCS may negotiate the delivery of any work in progress on the first Application to Lucent at a negotiated price.

         C. If TCS has not completed development of the second Application within twenty-four (24) months from the Effective Date, of this Agreement Lucent may terminate this Agreement in which case TCS shall immediately return the Software, Hardware not purchased but provided by Lucent, and Documentation to Lucent and forfeit all unused training offered and future revenues from such second Application. Subject to termination of the Agreement, Lucent and TCS may negotiate the delivery of any work in progress on the second Application at a negotiated price.

         D. The terms and conditions by which Application software and documentation versions and updates would be provided to Lucent or a mutual customer shall be delineated in the Application Development Plan.

         E. Non-performance criteria, if any, placed upon TCS and Lucent shall be specified as part of the Application Development Plan. Incentives and penalties, if any, placed upon TCS and Lucent associated with Application delivery and sales shall also be specified as part of the Application Development Plan.

         F. TCS will be responsible for warranty and ongoing maintenance support on the Applications developed pursuant to this Agreement with terms and conditions reflected in the appropriate Application Development Plan. In any case that this may not apply, the terms and conditions shall be agreed upon and specified in the Application Development Plan.


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6.       LUCENT RESPONSIBILITIES

         A. Pursuant to the terms of this Agreement, Lucent shall provide one (1) copy of the SCE to include the required number of SCE Tokens as specified in the Application Development Plan, a Compile Server and related SCE Documentation; (2) SCN Lab Time which shall be identified in each Application Development Plan; (3) all SCE Updates and new SCE Releases with appropriate Documentation during the term of this Agreement, and (4) Other Documentation relevant to the AIN Products Group, including updates and releases. Lucent shall also provide engineering and installation services for the SCE as requested by TCS upon terms and conditions to be agreed upon by the parties at the time of such request.

         B. For each Application provided by this Agreement, Lucent will support TCS's Application development efforts by providing a "hotline" consultative service from its customer support organizations in accordance with Lucent's then current offerings at no cost to TCS. The duration of the free consultative services will be mutually agreed upon based on the complexity of the Application and will be specified in the Application Development Plan. For Consultation hours in excess of the specified duration, TCS will be charged at a mutually agreed upon rate. The consultancy service will answer questions concerning the SCN Platform, Service Creation Environment, language support for SLL, SPA architecture, design guidelines and SPA debugging support. In addition to the consultancy services, Lucent will provide TCS with technical reviewers on requirements definition and test plan coverage.

         C. Lucent shall upon its acceptance of the first Application, in good faith, promote TCS as an approved A-T-Net Applications developer, the extent of such promotion to be determined at Lucent's sole discretion.

         D. Lucent shall deliver the SCE to TCS and provide telephone assistance during installation as needed.

         E. Lucent shall bill, collect and distribute the Revenues from the first and second Applications developed pursuant to this Agreement in accordance with a mutually agreed upon billing/collection and Revenue distribution plan between TCS and Lucent. Such billing/ collection and Revenue terms and conditions for each Application will be established for each Application in the appropriate Application Development Plan.


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         F.       Lucent Revenue distributions to TCS shall be executed no later than thirty (30) days after Lucent invoices the customer.

         G. Lucent shall provide TCS with SCN Lab Time during the development phase of the Application as specified in the Application Development Plan. Lucent agrees to waive the fees associated with the development and testing of each Application pursuant to this agreement. The Lab Time will be allocated to TCS according to the prevailing allocation practices. After the acceptance of the Application by Lucent, SCN Lab Time used by TCS for the support and maintenance of the Application will be charged to TCS at a mutually agreed upon rate.

7.       USE OF TRADEMARKS

         A. TCS and Lucent shall cooperate with each other in preparing materials to promote the Applications developed hereunder, including, but not limited to, brochures, slides, and other presentation materials.

         B. Neither party will, without the other's express written permission, use in marketing, advertising, publicity, or otherwise any trade name, trademark, trade device, service mark, symbol, code, or specification or any abbreviation, contraction, or simulation thereof ("Mark") of the other party. Nor shall a party claim any ownership therein. The parties shall not remove, deface, alter or otherwise obscure any Mark of the other party or their Affiliated companies which is on Products sold and/or licensed under this Agreement; nor shall the parties place any Mark of any other company on any such Products. Any such usage shall inure to the benefit of the Mark owner.

         C. Notwithstanding Subsection B immediately above, both parties may use the name of the other party


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
                  in its promotional materials to make factually correct statements for the purpose of informing the purchasing public that TCS Applications developed pursuant to this agreement are compatible with Products. TCS understands that it may not use the Mark "Lucent" to identify its Applications or to suggest that the source of such Applications is Lucent. In order to ensure that either party's promotional materials use the name of the other party in a factually correct way and in keeping with each party's reputation, both parties agree to submit all such materials to each other for approval prior to use and both parties further agree not to use the Mark of the other party on any materials for which it does not have written approval from the other party. If either party, in its sole discretion, believes that the other is misusing its Mark, that party reserves the right to withdraw all permission to use its Mark upon written notice to the other party.

         D. In consideration of the mutual benefits anticipated from a successful relationship, each party shall bear its own respective costs and expenses incurred in marketing the Applications, any future Applications and related services except as otherwise agreed in this Agreement.

B.       SOFTWARE WARRANTY

         A. Lucent warrants to TCS only, that Software provided by Lucent will substantially conform to Lucent specifications referenced in the order and Lucent further warrants that it has the right to grant the licenses to Use Software it grants under this Agreement.

         B. Lucent makes no warranty with respect to defective conditions or nonconformities resulting from the following: TCS modifications, misuse, neglect, or accident; events outside Lucent's control; use, or maintenance in a manner not in accordance with Lucent's specifications, operating instructions, or license-to-use; or failure of TCS to apply previously applicable Lucent modifications and corrections. In addition, Lucent makes no warranty with respect to defects related to TCS' data base errors. Moreover, no warranty is made that Software will run error free or without interruption.


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         C.       THE FOREGOING SOFTWARE WARRANTIES ARE EXCLUSIVE AND ARE IN
                  LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. TCS' SOLE AND EXCLUSIVE REMEDY SHALL BE LUCENT'S OBLIGATION TO CORRECT OR REPLACE DEFECTIVE SOFTWARE.

9.       TITLE/RISK OF LOSS

Title to Software and Hardware shall not pass to TCS, but shall remain with Lucent or its vendors, as the case may be. Risk of loss to the Software and Hardware shall pass upon delivery.

10.      OWNERSHIP OF FURTHER APPLICATIONS

It is the intent of the parties that further Applications developed beyond the first two Applications under this Agreement shall be the property of the developer (TCS or Lucent, as the case may be) unless mutually agreed otherwise in writing. Notwithstanding any other provision in this Agreement, TCS and Lucent retain all in and to any and all software, software development tools, know how, methodologies, processes, technologies or algorithms used in providing services under this Agreement or under any other agreement which are based upon trade secrets or proprietary information of TCS or Lucent, respectively, or otherwise owned or licensed by TCS or Lucent.

11.      PATENTS, TRADEMARKS, AND COPYRIGHTS

In the event of any claim, action, proceeding or suit by a third party against TCS alleging an infringement of any United States patent, United States copyright, or United States trademark, or a violation in the United States of any trade secret or proprietary rights by reason of the use, in accordance with Lucent's specifications, of any Software furnished by Lucent to TCS under this Agreement, Lucent, at its expense, will defend TCS, subject to the conditions and exceptions stated below. Lucent will reimburse TCS for any cost, expense or attorney's fee, incurred at Lucent's written request or authorization, and will indemnify TCS against any liability assessed against TCS by final judgment on account of such infringement or violation arising out of such use.


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
If TCS' use shall be enjoined or in Lucent's opinion is likely to be enjoined, Lucent will, at its expense and at its option, either (1) replace the enjoined Software furnished pursuant to this Agreement with a suitable substitute free of any infringement, (2) modify it so that it will be free of the infringement, or
(3) procure for TCS a license or other right to use it. If none of the foregoing options is practical, Lucent will remove the enjoined Software and this Agreement will terminate.

No undertaking of Lucent under this clause shall extend to any such alleged infringement or violation to the extent that it: (1) arises from adherence to design modifications, specifications, drawings, or written instructions which Lucent is directed by TCS to follow, but only if such alleged infringement or violation does not reside in corresponding commercial Software of Lucent's design or selection; or (2) arises from adherence to instructions to apply TCS' trademark, trade name, or other company identification; or (3) resided in a Software which is not of Lucent's origin and which is furnished by TCS to Lucent for use under this Agreement; or (4) relates to uses of Software provided by Lucent in combinations with other Software, furnished either by Lucent or others, which combination was not installed, recommended or otherwise approved by Lucent. In the foregoing cases numbered (1) through (4), TCS will defend and save Lucent harmless, subject to the same terms and conditions and exceptions stated above with respect to the Lucent's rights and obligations under this clause.

The liability of Lucent and TCS with respect to any and all claims, actions, proceedings, by third parties alleging infringement of patents, trademarks, or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any items furnished pursuant to this Agreement shall be limited to the specific undertakings contained in this clause.

12.      SOFTWARE LICENSE

Lucent grants to TCS personal, nontransferable and nonexclusive license to use in the Territory, Software and related Documentation (hereinafter referred to as "Licensed Materials", with either the original Hardware or any comparable replacement, if the original Hardware becomes inoperative, until the original Hardware is restored to operational status.

No source code versions of Software are included in "Licensed Materials".


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The License grants TCS no right to and TCS will not sublicense such Licensed
Materials nor shall TCS modify, decompile, or disassemble Software furnished as object code to generate corresponding Source Code.

All Licensed Materials (whether or not part of firmware) furnished by Lucent and all copies thereof made by TCS, including translations, compilations, and partial copies, are the property of Lucent.

Except for any part of such Licensed Materials which is or becomes generally known to the public through acts not attributable to TCS, TCS shall hold Licensed Materials in confidence and shall not, without Lucent's prior written consent, disclose, provide or otherwise make available, in whole or in part, any Licensed Materials to anyone, except to its employees having a need-to-know. TCS shall not copy Software embodied in firmware. TCS shall not make any copies of Licensed Materials except in conformance with this Agreement and TCS may make one (1) copy for archival purposes. TCS shall reproduce and include any copyright and proprietary notice of Lucent on all such necessary copies of the Licensed Materials. TCS shall also mark all media containing such copies with a warning that the Licensed Materials are subject to restrictions contained in an agreement between TCS and Lucent and that such Licensed Materials are the property of Lucent.

TCS shall maintain records of the number and location of all copies of the Licensed Materials.

TCS shall take appropriate action by instruction, agreement or otherwise, with the persons permitted access to the Licensed Materials so as to enable TCS to satisfy its obligations under this Agreement.

When the Licensed Materials are no longer needed by TCS or if TCS's license is canceled or terminated, TCS shall return all copies of such Licensed Materials to Lucent or follow written disposition instructions provided by Lucent.

Prior to shipment, Lucent may at any time modify the specifications relating to its Licensed Materials. Lucent may substitute modified Licensed Materials, provided the modifications, under normal and proper use, do not adversely affect the use, function, or performance of the Licensed Materials, and Lucent shall advise TCS in writing thirty (30) days prior to implementation of such changes.


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Lucent shall furnish to TCS, at no additional charge, one set of Documentation that is customarily provided to customers. Lucent shall also furnish to TCS, at no additional charge, a hardcopy of the Lucent SCE Documentation. If documentation from Lucent's vendors is available at a separate charge, such documentation will be provided to TCS at cost. The first copy of such documentation shall be provided prior to or included with provision of Software by Lucent to TCS. Additional copies of such documentation will be provided at cost, upon request from TCS. Documentation is for TCS internal use only and should not be sold or transferred without Lucent's written consent.

Additional copies of the Documentation are available at Lucent's then current cost.

If TCS fails to comply with any of the material provisions of this License and such failure continues beyond ten (10) days after receipt of written notice thereof by TCS, Lucent, upon written notice to TCS, may cancel any affected license for Licensed Materials.

Unless otherwise agreed, TCS is not granted any right to modify Software furnished by Lucent under this Agreement.

13.      REMEDIES AND LIMITATION OF LIABILITY

         A. THE EXCLUSIVE REMEDIES AND THE ENTIRE LIABILITY OF THE PARTIES FOR ANY CLAIM, LOSS, DAMAGE, OR EXPENSE OF EITHER PARTY OR ANY OTHER ENTITY ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY SOFTWARE, APPLICATIONS OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, INDEMNITY, OR STRICT LIABILITY SHALL BE AS FOLLOWS:

                  (1) FOR INFRINGEMENT--THE REMEDY SET FORTH IN THE "PATENTS, TRADEMARKS, AND COPYRIGHTS" CLAUSE;

                  (2) FOR THE PERFORMANCE OR NON-PERFORMANCE OF HARDWARE, SOFTWARE, APPLICATIONS AND SERVICES OR CLAIMS THAT THEY DO NOT CONFORM TO A WARRANTY--THE REMEDY SET FORTH IN THE APPLICABLE "WARRANTY" CLAUSE;

                  (3) FOR EVERYTHING OTHER THAN AS SET FORTH ABOVE--THE AMOUNT OF THE DIRECT DAMAGES NOT TO


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
                           EXCEED $100,000 INCLUDING AWARDED COUNSEL FEES AND COSTS.

                  B. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER PARTY AND ITS AFFILIATES AND THEIR EMPLOYEES AND AGENTS SHALL BE LIABLE FOR ANY INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGE OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY SOFTWARE, APPLICATIONS OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE INDEMNITY, OR STRICT LIABILITY. THIS CLAUSE SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.

                  C. EACH PARTY SHALL GIVE THE OTHER PROMPT NOTICE OF ANY CLAIM. ANY ACTION OR PROCEEDING MUST BE BROUGHT WITHIN TWENTY-FOUR (24) MONTHS AFTER THE CAUSE OF ACTION ACCRUES.

14.      CONFIDENTIALITY

Each party agrees that during the term of this Agreement and for a period of seven (7) years thereafter, each party shall prevent the disclosure and to protect the confidentiality of both (i) written information received from the other party which is marked or identified as confidential, and (ii) oral or visual information identified as confidential at the time of disclosure which is summarized in writing and provided to the other party in such written form promptly after such oral or visual disclosure ("Confidential Information"). The foregoing shall not prevent either party from disclosing Confidential Information which belongs to such party or is (i) already known by the recipient party without an obligation of confidentiality other than under this Agreement,
(ii) publicly known or becomes publicly known through no unauthorized act of the recipient party, (iii) rightfully received from a third party, (iv) independently developed by the recipient party without use of the other party's Confidential Information, (v) disclosed without similar restrictions to a third party by the party owning Confidential Information, (vi) approved by the other party for disclosure, or (vii) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the disclosing party provides the other party with notice of such requirement prior to any such disclosure. Each party represents that it has the right to disclose information that it has made and will make available to the other hereunder.


                                       15

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

15.      USE OF INFORMATION

All information which bears a legend or notice restricting its use, copying or dissemination, shall remain the property of the furnishing party. The furnishing party grants to the receiving party a right to use such information only as follows. Such information (1) shall not be reproduced or copied, in whole or part, except for use as authorized in this Agreement; and (2) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed. Moreover, when Lucent is the receiving party, Lucent shall use such information only for the purpose of performing under this Agreement, and when TCS is the receiving party, shall use such information only (1) to order, (2) to evaluate Lucent's Products or (3) TCS may use such information to develop Applications created using the SCE.

16.      EXPORT CONTROL

The parties acknowledge that any products, software, and technical information (including, but not limited to services and training) provided under this Agreement are subject to U.S. export laws and regulations and any use or transfer of such products, software, and technical information must be authorized under those regulations. Each party agrees that it will not use, distribute, transfer, or transmit the products, software, or technical information (even if incorporated into other products) in violation of U.S. export laws and regulations. Each party assures the other party it will not directly or indirectly "export" or "reexport" software or "technical data" disclosed to it by the other party or the direct product of such software or "technical data" to: (1) Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, Cuba, Estonia, Georgia, Haiti, Iran, Iraq, Kazakhstan, Kyrgystan, Laos, Latvia, Libya, Lithuania, Mongolia, North Korea, People's Republic of China, Romania, Russia, Syria, Tajikistan, Turkmenistan, Ukraine, Uzbekistan, Vietnam, Yugoslavia, or (2) any citizen or resident of any of the aforementioned countries, in violation of U.S. export laws and regulations.

17.      TERMINATION

Except as otherwise provided herein, either party may terminate this Agreement if the other commits any material breach of its obligations hereunder and fails within thirty


                                       16

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
(30) days after receipt of written notice to cure such breach.

18.      MEDIA RELEASES

All media releases, public announcements, and public disclosures by Lucent or TCS or their respective employees or agents relating to this Agreement or its subject matter, including without limitation promotional or marketing material (but not including any announcement intended solely for internal distribution at Lucent or TCS, as the case may be, or any disclosure required by legal, accounting, or regulatory requirements beyond the reasonable control of Lucent or TCS, as the case may be) shall be coordinated with and approved by Lucent and TCS prior to the release thereof.

19.      GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws, other than choice of law rules, of the State of New York.

20.      FORCE MAJEURE

Each party shall be excused from performance hereunder to the extent that it is prevented from performing pursuant hereto, in whole or in part, as a result of delays caused by the other or an act of God, war, civil disturbance, court order, labor dispute, or other cause beyond its reasonable control. Such nonperformance shall not be a default hereunder or ground for termination hereof unless such force majeure condition exists for ninety (90) days. At such time the party to which the force majeure condition does not apply may, at its sole discretion, terminate this Agreement in whole or in part.

21.      EMPLOYEES

Unless otherwise agreed to in writing, the parties hereto agree that during the term of this Agreement and for a period of one (1) year after the expiration or termination of this Agreement, neither party shall knowingly employ nor specifically solicit for employment any person or persons employed by the other, working under the Agreement of any contract and/or subcontract that may be awarded as a result of this Agreement. Any employment resulting from responses to job placement solicitations in widely distributed publications or other widely distributed communication medium shall not be prohibited.


                                       17



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
22.      NO THIRD PARTY BENEFICIARY

Nothing in this Agreement may be relied upon or shall benefit any party other than the parties hereto.

23.      RELATIONSHIP OF PARTIES

Each of the parties will act as, and will be, independent in all aspects of their performance of this Agreement. Neither party will act or have authority to act as agent for the other party for any purpose whatsoever. Nothing will constitute either party as agent for the other or grant either party the authority to make representations or agreements on behalf of the other, and both parties covenant not to make any representations or to take any actions inconsistent with the foregoing. Nothing in this Agreement will be deemed to constitute or create a joint venture, partnership, pooling arrangement, contractor arrangement or other formal business entity or fiduciary relationship between TCS and Lucent, and nothing in this Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of either of Lucent or TCS under this Agreement. The parties understand and agree that each of them individually may engage in, and may perform services for third parties.

24.      APPROVALS AND SIMILAR ACTIONS

Where agreement, approval, acceptance, consent or similar action by either party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

25.      DISPUTES RESOLUTION

If a dispute arises out of or relates to this Agreement or its breach and the dispute cannot be settled through negotiation, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). If not thus resolved, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act. The award shall be made within six (6) months of selection of the arbitrator and may be entered in any court having jurisdiction. The mediation and arbitration shall be held in New York City. The arbitrator shall determine issues of arbitrability but may not limit expand or otherwise modify the terms of the


                                       18


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
Agreement nor have authority to award punitive or other damages in excess of compensatory damages and each party irrevocably waives any claim thereto. Each party shall bear its own expenses but those related to the compensation of the mediator and arbitrator shall be borne equally. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence.

26.      NOTICES

Wherever under this Agreement one party is required or permitted to give written notice to the other, such notice shall be deemed given the third day after its mailing by one party, postage prepaid to the other party addressed as follows:

 In the case of TCS:
          President
          TeleCommunication Systems, Inc.
          275 West Street, Suite 400
          Annapolis, MD 21401
          Attention: Maurice Tose

with a copy to:

         Senior Vice President and
         General Counsel
         TeleCommunication Systems, Inc.
         275 West Street, Suite 400
         Annapolis, MD 21401
         Attention: Byron Marchant

In case of Lucent:

         Lucent Technologies Inc.
         2000 N. Naperville Road.
         Naperville, IL 60566-7033
         Attention: Edwin Crabill
         Strategic Planning Manager

with a copy to:

         Lucent Technologies Inc.
         2000 N. Naperville Road
         Naperville, IL 60566-7033
         Attention: Dave Barclay
         Core Offer Manager


                                       19


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
Any writing which may be mailed pursuant to the foregoing may also be delivered by hand or transmitted by telegraph, telex, or telecopier and shall be effective when received by the addressee. Either party may from time to time specify as its address for purposes of this Agreement any other address upon giving ten days written notice thereof to the other party.

27.      SEVERABILITY

If any term or provision (other than a term or provision relating to any payment obligation) of this Agreement thereof to any person or circumstances shall to any extent, be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the extent permitted by law.

28.      WAIVER

No delay or omission by either party hereto to exercise any right or power hereunder shall impair such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise.

29.      ASSIGNMENT

This Agreement shall not be assignable and delegable by either party without the other party's written consent; provided, however, that Lucent may assign this Agreement without TCS'S consent to any Affiliate.

30.      SURVIVAL

The obligations of the parties under this Agreement which by their nature would continue beyond the expiration, termination or cancellation of this Agreement, including without limitation, the obligations in the Articles entitled TRADEMARKS, CONFIDENTIALITY, USE OF INFORMATION, SOFTWARE LICENSE, REMEDIES AND LIMITATION OF LIABILITY, and EXPORT CONTROL, shall survive any expiration, assignment, termination or cancellation of this Agreement.


                                       20


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
31.      ENTIRE AGREEMENT

This Agreement, including any attachments referred to herein and attached hereto, each of which is incorporated in this Agreement for all purposes, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and there are no representations, understanding or agreements relating to this Agreement which are not fully expressed herein. No change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the party against which such change, waiver, or discharge is sought to be enforced.

IN WITNESS WHEREOF, TCS and Lucent have caused this Agreement to be signed and delivered by its duly authorized officer, all as of the date first set forth above.

Telecommunication Systems, Inc.           Lucent Technologies Inc.

By: Byron F. Marchant                     By: J.J. Ospital
    -----------------------------             --------------------------------
Title: Sr. V.P. & General Counsel         Title: Director, Business Management
       --------------------------                -----------------------------
Date: 4/5/96                              Date: 4/4/96
      ---------------------------               -------------------------------


                                       21


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
  Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                  A-1-NET(R) SCN APPLICATION DEVELOPMENT AGREEMENT

                                MODIFICATION 01

         THIS MODIFICATION 01 ("MODIFICATION"), dated as of September 11, 1997. ("EFFECTIVE DATE") is between Lucent Technologies, Inc. ("LUCENT") with offices at 2000 N. Naperville Road, Naperville, Illinois 60566-7033 and
TeleCommunication Systems, Inc. ("TCS") a Maryland corporation, with offices at 275 West Street, Suite 400, Annapolis, MD 21401.

         WHEREAS, Lucent and TCS entered into an "A-1-Net(R) SCN Application Development Agreement" (the "AGREEMENT") effective April 4, 1996 to provide for the development of two software Applications for advanced telecommunication services, generally known as Advanced Intelligent Network Services ("AIN"); and

         WHEREAS, the Agreement is hereby incorporated by reference herein; and

         WHEREAS, both Lucent and TCS wish to provide for the survival of the Agreement and thereby to avoid the untimely expiration of the Agreement; and

         WHEREAS, both Lucent and TCS wish to modify certain provisions of the Agreement to address the interests of the parties in the Applications and to provide a clearer understanding of the continuing obligations of the parties under the Agreement.

         NOW, THEREFORE, Lucent and TCS hereby agree to modify the Agreement as follows:

1. DEFINITIONS

Any capitalized terms used in this Modification shall have the meaning ascribed to them in the Agreement.


                                       1

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
2. MODIFICATIONS

A.       Article 1. DEFINITIONS: Change the definition of "Revenues" to read:

         "Revenues" are the proceeds from the sale of the software only component of Applications 1 and 2 developed under this Agreement either by Lucent, TCS or jointly. It does not include the proceeds from the sale of maintenance agreements on the Applications or any hardware and other software that may be associated with the total sale. Revenues also does not include proceeds from any future enhancements to the Applications developed by TCS for a third party if Lucent is not directly or indirectly involved in the transaction; this applies even if Lucent was responsible for the sale of the Application or the Lucent Platform to the third party.

         Change the definition of SCN to read:

         "SCN" means Lucent's Service Circuit Node in any of Lucent's then current configurations. In this Agreement, SCN shall also include Lucent's Service Control Point ("SCP") in any of Lucent's then current configurations.

         Change the definition of SCN Lab Time to read:

         "SCN Lab Time" means time allocated to TCS in an operational SCN or SCP lab configuration in support of TCS Application development and testing pursuant to this Agreement.

         Change the definition of "Affiliate" to read:

         "Affiliate" of a corporation means its subsidiaries, any company of which it is a subsidiary, and other subsidiaries of such company controlled by such party. For the purposes of this Agreement "controlled" means having directly or indirectly greater voting rights over such entity than any other person or entity, or control of sufficient voting rights of such entity as to be able to exercise control over policy and management decisions of such entity.

         Add the definition of Platforms:

         "Platforms" means the Lucent developed and manufactured hardware and software systems that comprise the AIN architecture upon which the TCS Applications will operate.


                                       2

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
         Add the definition of Lucent:

         "Lucent" means Lucent Technologies Inc. and any Affiliates of Lucent Technologies Inc.

         Add the definition of TCS:

         "TCS" means Telecommunication Systems, Inc. and any Affiliates of TeleCommunication Systems, Inc.

B.       Article 2. SCOPE, Paragraph 1: Change to read:

         Lucent and TCS wish to enter into an agreement for the development of Applications. To aid in the development, Lucent has provided TCS the use of the SCE, SCE Documentation, SCE Updates, SCE Releases and SCN Lab Time, and a complete set of Documentation. TCS will utilize the Hardware, software and Documentation provided under this Agreement to design and develop Applications. The first two Applications developed under this Agreement shall be owned jointly by Lucent and TCS. In consideration for such development, Lucent agrees to share equally the revenue from both Applications with TCS. Lucent and TCS further agree to charge a mutually agreeable price for the Applications developed under this Agreement.

C.       Article 4: Change to read:

         The term of this Agreement will commence, subject to execution by each party, on the Effective Date. This Agreement will remain in force until terminated by mutual written agreement of the parties unless previously terminated in accordance with the provisions of this Agreement. Notwithstanding any other provision in this or subsequent modifications or riders to this Agreement, terminating events or occurrences will be construed to terminate this Agreement only as to the Application or product that is the object of the terminating event and this Agreement will remain in force as to any other existing or contemplated Application or product.


                                       3

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

D. Article 10, OWNERSHIP OF FURTHER APPLICATIONS: Delete this clause in its entirety, and replace with the following:

         10.      OWNERSHIP OF APPLICATIONS

                  A.       First Two Applications

                           (1)      The copyright interests in the first two
                                    (2) Applications produced by TCS under
                                    this Agreement shall be owned jointly by TCS and Lucent. Subject to any limitations associated with other Intellectual Property Rights of either party or third parties, each party shall have the right to exploit any relevant copyright interest and grant licenses thereto, subject to the Revenue sharing provisions of Article 2, paragraph 1 requiring that the Revenue from both Applications be shared equally between TCS and Lucent.

                           (2) Any inventions or discoveries created or provided by Lucent for the first two Applications shall be owned by Lucent.

                           (3) Any inventions or discoveries created or provided by TCS for the first two Applications shall be owned by TCS.

                           (4) Each party agrees to take such further action and execute, or cause its employees, agents, and contractors to execute, such other instruments as may be necessary to give effect to the ownership provisions of this Agreement.

                  B.       Further Applications

                           It is the intent of the parties that further
                           Applications developed beyond the first two
                           Applications under this Agreement shall be the property of the developer (TCS or Lucent, as the case may be) unless mutually agreed otherwise in writing.

                  C.       All Applications Under this Agreement

                           Notwithstanding any other provision in this Agreement, unless specifically agreed otherwise, TCS and Lucent retain all right, title, and interest in and to any and all software, software development tools, know how, methodologies, processes, technologies or alogrithms used in providing services under this Agreement which are based upon trade secrets or proprietary information of TCS or Lucent respectively, or otherwise owned or licensed by TCS or Lucent.


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

                  E. Article 12. SOFTWARE LICENSE: delete paragraph 8 and replace with the following:

                                    TCS retains a perpetual right to use, but
                           not sell or license, all copies of the Licensed Materials and upgrades, modifications, or revisions thereto received by TCS from Lucent. When no further development work or modifications are contemplated as to any Applications developed by TCS under this Agreement or if TCS's license to use the Licensed Materials is canceled or terminated, TCS shall no longer be entitled to receive without charge upgrades, modifications, or revisions to the Licensed Materials. TCS may, however, purchase such updates, revisions, or modifications at a mutually agreeable price.

                  F.       Article 17. TERMINATION: Add:

                                    By mutual written agreement, the parties may
                           terminate the Revenue sharing obligations imposed by
                           Article 2 of the Agreement upon the rendering of a negotiated lump-sum payment from Lucent to TCS in consideration thereof.

                  G.       Article 30. SURVIVAL: Change to read:

                           (1) The obligations of the parties under this Agreement which by their nature would continue beyond the expiration, termination or cancellation of this Agreement, including without limitation, the obligations in Articles entitled TRADEMARKS, CONFIDENTIALITY, USE OF INFORMATION, SOFTWARE LICENSE, REMEDIES AND LIMITATION OF LIABILITY, OWNERSHIP OF APPLICATIONS, and EXPORT CONTROL, and the Article 2 Revenue-sharing obligations from the Applications, shall survive any expiration, assignment, termination or cancellation of this Agreement.

                           (2) TCS's right to use the software development tools or any other Licensed Materials provided to TCS by Lucent under this Agreement


                                       5

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
         shall survive any expiration, assignment, termination, or cancellation of this Agreement.

         IN WITNESS WHEREOF, TCS and Lucent have caused this Modification to be signed and delivered by its duly authorized officer, as of the date first set forth above.

TELECOMMUNICATIONS SYSTEMS, INC.             LUCENT TECHNOLOGIES INC.


By: /s/ Maurice B. Tose                      By: Jennifer Smith Byrns
    ----------------------------                 -------------------------------
    Maurice B. Tose                          Title: Advanced Network Services &
Title: President                                    Operations Product
                                                    Management Director
      --------------------------                   -----------------------------
Date: 28 Aug 97                              Date: 9/11/97
      --------------------------                   -----------------------------


                                       6

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
Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                     AMENDMENT #02 TO TCS/LUCENT AGREEMENT

This Amendment #02 dated 6/28/99 is to the A-1-Net SCN Application Development Agreement dated April 4, 1996 between Lucent Technologies Inc. ("Lucent"), and TeleCommunication Systems, Inc. ("TCS").

The Parties identified above hereby agree to the above change:

Article 6F is changed to read as follows:

"Lucent revenue distributions to TCS shall be executed within thirty (30) days of either TCS Application installation acceptance as confirmed by Lucent/customer signoff or Lucent invoice to the customer, whichever occurs sooner".

All other terms and conditions remain unchanged.

APPROVED AND AGREED TO:

TELECOMMUNICATION SYSTEMS INC.                LUCENT TECHNOLOGIES INC.

By: /s/ Thomas M. Brandt, Jr.                 By: /s/ Doreen H. Anding
    ------------------------------                ------------------------------

Name: Thomas M. Brandt, Jr.                   Name: Doreen H. Anding
      ----------------------------                  ----------------------------
 (Name and title printed or typed)            (Name and title printed or typed)

Title: Sr. Vice President & CFO               Title: Director, Product Mgmt.
       ---------------------------                   ---------------------------

Date: 6/22/99                                 Date: 6/28/99
      ----------------------------                  ----------------------------


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
Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                      AMENDMENT #03 TO TCS/LUCENT AGREEMENT


This Amendment #03 dated 10 April, 2000 is to the A-1-Net SCN Application Development Agreement dated April 4, 1996 between Lucent Technologies, Inc. ("Lucent") and TeleCommunication Systems, Inc. ("TCS").

The parties identified above hereby agree to the following change.



Article 5F is changed to read as follows:

"For Applications developed pursuant to this agreement, TCS shall be responsible for warranty and ongoing maintenance support in accordance with the terms and conditions set forth on Attachment A."


APPROVED AND AGREED TO:

TeleCommunication Systems, Inc.                 Lucent Technologies, Inc.


By:     /s/ Richard Young                       By:    /s/ Peter M. Geimer
   -----------------------------                   -----------------------------
Name:    Mr. Richard Young                      Name:    Peter M. Geimer

Title:   Chief Operating Officer                Title:   Director, INV Alliances

Date:    April 10, 2000                         Date:    April 11, 2000


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
                                  Attachment A

                               MAINTENANCE PROGRAM

TCS will provide a 90-day warrant period on all service applications. Lucent will provide its end-users Level 1 support (i.e., response to customer calls, managing the trouble tickets, and referring the trouble report to the tier 2 support), and TCS will train the Lucent Level 1 support personnel as appropriate. TCS will provide Level 2 and 3 support (isolating and fixing the customer problems). Level 2 and 3 support will comply with Lucent's CTS requirements as demonstrated by standard procedures used in SMS 33 and Prepaid 12 deployments. Regardless of which party bills the service provider customer for on-going maintenance, the parties will split the collected revenues as follows: Lucent will receive 1/6th of the collected maintenance fees; TCS the other 5/6ths. In support of TCS's warranty and maintenance obligations described above, TCS will provide the following annual standard technical maintenance and support as follows:

1. GENERAL REQUIREMENTS. TCS will provide a toll-free telephone Hotline support number available 24 x 7, a toll-free facsimile number and an Internet address. TCS warrants that such toll free number, toll free facsimile number and Internet address shall be maintained by qualified support specialists who shall answer questions from and provide support to Lucent regarding the Software.

2.    RESPONSE AND RESOLUTION SCHEDULE.

      a) Lucent will classify each error or defect in the Software or related Documentation and will report such error or defect to TCS for correction based on the following criteria:

ERROR CLASSIFICATION    CRITERIA
--------------------    --------
Level 1                 Fatal:  Errors preventing all useful work from being done as reasonably determined by Lucent.

Level 2                 Severe Impact:  Errors which disable major functions from being performed as reasonably determined by Lucent.

Level 3                 Degraded Operations:  Errors disabling only certain nonessential functions as reasonably determined by Lucent.

Level 4                 Minimal Impact:  Includes all other as reasonably determined by Lucent.



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

Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.


                  A-I-NET SCN APPLICATION DEVELOPMENT AGREEMENT
                                 AMENDMENT FOUR
                                 APRIL 21, 2000

This Amendment ("Amendment"), dated as of April 21, 2000 is between Lucent Technologies Inc. ("Lucent") with offices at 2000 N. Naperville Road, Naperville, IL 60566 and TeleCommunication Systems, Inc. ("TCS") a Maryland corporation, with offices at 275 West Street, Suite 400, Annapolis, MD 21401.

WHEREAS, Lucent and TCS entered into an A-I-Net SCN Applications Development Agreement ("Agreement"), effective April 4, 1996 to provide for the development of two software Applications for Advanced Intelligent Network Services ("AIN"); and

WHEREAS, the Agreement has been modified three times, respectively September 11, 1997, June 28, 1999, and April 11, 2000; and

WHEREAS, both Lucent and TCS desire to amend certain provisions of the Agreement to provide a clearer understanding of the continuing obligations of the parties under the Agreement with respect to each party's separate prepaid applications;

NOW, THEREFORE, Lucent and TCS hereby agree to modify the Agreement further by adding the following:

1.  DEFINITIONS

(a) "TCS Prepaid Application" shall be defined as all object code, source code, design documentation, user documentation, test drivers, test plans, installation documentation, sales presentations, price tools and proposal boilerplate related to PPW1.5 hairpinning and PPW3.1 triggers that has been developed by TCS under the Agreement.

(b) "Lucent Converged Prepaid Application" shall be defined as all object code, source code, design documentation, user documentation, test drivers, test plans, installation documentation, sales presentations, price tools and proposal boilerplate related to the prepaid application that has been developed independently by Lucent.

(c) "Prepaid Applications" shall mean the Lucent Prepaid Application and the TCS Prepaid Application collectively.

(d) "Lucent INU Advantage Platform" shall be defined as Lucent's then-current SLL middleware-based Advantage platform and its SLL successors.

(e) "Prepaid Revenue" shall be defined as proceeds from the licensing of the Prepaid Applications, provided that the Prepaid Applications (i) runs on a Lucent INU Advantage (or its SLL successors) Platform and (ii) falls within the indicated subscriber configuration as described in the attached Exhibit A "ANSI-41Market Definition." This definition of Prepaid Revenue specifically excludes:

       - Proceeds from the sale of maintenance on the Prepaid Applications (allocation of maintenance revenues on the Prepaid Applications is addressed in Section 5(a) below)
       - Proceeds from any sale of any hardware associated with the license of the Prepaid Applications


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

       - Proceeds from the license or sale of any other software associated with the license of the Prepaid Applications. For the avoidance of doubt, bundling of other software into the Prepaid Applications will not prevent the Prepaid Application revenue from counting toward Prepaid Revenue.



Proceeds shall accrue on the date that Lucent recognizes the proceeds as revenue pursuant to GAAP and payments thereof shall be made to TCS within 30 days of the date on which such proceeds accrue. Revenue from new subscriber sales to customers will be split according to the percentages in effect when the sale occurs regardless of the version number of the Prepaid Application and shall be paid to TCS within 30 days of the date Lucent recognizes the accrual of the proceeds from such upgrades. However, revenue from software upgrades and enhancements separate from new subscriber license fees will not contribute to Prepaid Revenue.

2.  REVENUE SHARING FOR PREPAID APPLICATIONS.

(a) REVENUE SHARING. Lucent will share revenue from the Prepaid Applications (as defined above) as follows:

Period 1= April 1, 2000 ("Effective Date")
                through March 31, 2001= 50% of Prepaid Revenue during the period Period 2= April 1, 2001 through March 31, 2002= 25% of Prepaid Revenue during the period
Period 3= April 1, 2002 through March 31, 2003= 20% of Prepaid Revenue during the period
Period 4= April 1, 2003 through March 31, 2004= 20% of Prepaid Revenue during the period

After March 31, 2004, TCS shall no longer be entitled to any share of Revenues from the license by Lucent of the Prepaid Application.

(b) PER-DEAL PREPAID APPLICATION REVENUE FLOOR.

Lucent may offer the license to the Prepaid Application to customers at any price in its discretion, provided that Prepaid Revenue for a given transaction will be calculated as follows:

The ****

(For example- If the discounted percentage of the floor price of the total Lucent Intelligent Networking/Messaging Systems ("Lucent INMS") portion of the transaction of which the Prepaid Application license is part is **** of the floor price, the **** number will be multiplied by the Floor Price applicable to the appropriate subscriber level. That number will be compared to the actual Prepaid Revenue received by Lucent for the Prepaid Application and the greater number will be considered the Prepaid Revenue for that transaction.)

The Floor Prices shall be set forth in Exhibit B.

However, nothing herein shall be construed as a guarantee or representation by Lucent that any minimum level of Prepaid Revenue will occur.

Lucent will provide a quarterly report of Prepaid Revenue calculations signed by a director-level manager or higher on a quarterly basis. No more than once per year TCS may, at its option and at its expense, request an audit performed by an mutually agreed auditor to verify Lucent's adherence to the terms of this Amendment. If Lucent fails to make a commercially reasonable effort to track Prepaid Revenue calculations, Lucent will pay all reasonable costs of the audit. Provided however even where Lucent has made such commercially reasonable efforts,if the auditor finds more than 15% error in Lucent's adherence


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

to the terms of this Amendment, then Lucent agrees to pay all reasonable costs of the audit up to a capped amount of $10,000 per audit, and TCS may increase its frequency of audits to no more than two times per year. In all other cases TCS will bear the costs of the audit. Additionally, in the event that the auditor discovers error in Lucent's compliance with the terms of this Amendment, Lucent agrees to pay the balance due to TCS within 30 days. The auditor must agree to sign a non-disclosure agreement with Lucent and the audit report will be limited to a written verification of compliance without revealing specific financial data, unless non-compliance is discovered. In the event of non-compliance, the auditor will be allowed to reveal summary financial data in sufficient detail to support the shortfall and calculation of amounts due to TCS. The summary financial data will be masked so as to disguise the identity of individual customers. There will be no late fees imposed the first time any shortfall amount is identified by an audit. Thereafter, in addition to paying the amount of any shortfall identified by an audit Lucent will pay late fees in the amount of 1% per month on the unpaid shortfall from the date such payments were due until paid in full.

3.   SATISFACTION OF TCS APPLICATION DEVELOPMENT OBLIGATION

Upon execution of this Amendment, TCS shall be deemed to have satisfied its obligations to design and develop two Applications under section 5 of the Agreement.

4.  OWNERSHIP OF THE TCS PREPAID APPLICATION

(a) OWNERSHIP OF THE TCS PREPAID APPLICATION. All right, title and interest in and to the TCS Prepaid Application, and all right, title and interest in and to all patents, copyrights, mask work rights, trade secrets, trademarks and other intellectual property contained in or derived from the TCS Prepaid Application are hereby agreed by TCS to be, upon TCS's creation thereof, jointly owned by Lucent and TCS, without any right of accounting, other than as set forth in
Section 5(e) of the Amendment. TCS shall obligate its employees, to provide, and shall supply to Lucent at no additional charge, all such assignments, rights and covenants as reasonably requested by Lucent to assure and perfect such transfer, assignment or other vesting of such joint ownership rights. Except as set forth in Section 5(c), each party shall have the unrestricted right to develop and distribute derivative works.

TCS agrees, and shall obligate TCS's employees to agree, that any Lucent Confidential Information contained within such TCS Prepaid Application shall be kept in confidence by TCS and TCS's employees, shall be used only in the performance of this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between the parties in writing. Lucent shall not acquire under this Agreement any title to any software or other information that was not developed by or on behalf of TCS for Lucent under or in anticipation of this Agreement (collectively referred to as the "Background Information"). The term "Background Information" includes the pre-existing software and other intellectual property used by TCS to create the TCS Prepaid Application. TCS grants and agrees to grant to Lucent, an irrevocable, unrestricted, non- exclusive, royalty free, perpetual license to use, have used, reproduce, sublicense, sell, distribute and modify, in whole or in part, such Background Information. Each party shall have all right, title and interest in their respective modifications.

(b) SPECIAL PROVISIONS FOR PATENT RIGHTS. The following provisions of this Section shall apply to patents rights for Joint Inventions that arise out of the TCS Prepaid Application.

       (i) Lucent shall have the first right to file a patent application in the United States on such Joint Invention and it shall notify TCS within 30 days of any TCS request whether it elects to file such application, and shall supply a draft of the patent application for review by TCS within 60 days of notifying TCS of such election or forfeit its first right to file.

       (ii) TCS shall have the right to file a patent application in the United States on such Joint Invention in any case in which Lucent does not elect to file pursuant to Section (i) hereof.


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

       (iii) The party which elects to file a patent application on such Joint Invention in the United States shall have the first right of election to file a corresponding patent application in each foreign country or, where applicable, community of countries. Such party shall notify the other party of those foreign countries, if any, in which it elects to file such patent applications. The other party shall have the right to file patent applications on such Joint Inventions in all other foreign countries.

       (iv) The expenses for preparing, filing and prosecuting each application, and for issue of the respective patents, shall be borne by the party which prepares and files the application. The other party shall have the right to review and comment on each such application prior to its filing, and shall furnish the filing party with all documents, information, or other assistance that may be necessary for the preparation, filing and prosecution of each such application. The filing party shall keep the other party current on the status of the application.

       (v) In the case of an application for patent which is filed in a country which requires the payment of taxes or annuities on a pending application or on an issued patent, the party which files the application may pay such taxes or annuities on the pending application or the issued patent, and in the event such party does not wish to pay any particular tax or annuity, such party shall so notify the non-filing party, in writing, at least two (2) months before the due date for payment of such tax or annuity. The failure of the filing party to pay any such tax or annuity shall not affect such party's rights in such application or patent under this Agreement.

       (vi) The parties shall each have an equal title interest in each application and patent for such Joint Inventions, with TCS holding an undivided one-half (1/2) interest and Lucent holding an undivided one-half (1/2) interest. Each shall have the right to grant nonexclusive licenses under patents covering such Joint Inventions, without accounting therefor to the other party.

5.  ADDITIONAL TERMS

(a) MIGRATION FROM EXISTING TCS PREPAID APPLICATION. TCS will develop a migration plan for the existing TCS Prepaid Application customers to migrate their current prepaid applications to the Lucent Converged Prepaid Application version 1.x. Until all such TCS Prepaid Application customers are successfully migrated to the Lucent Converged Prepaid Application, and so long as TCS is receiving the same percentage of maintenance revenue from the TCS Prepaid Application as TCS receives under arrangements existing as of the Effective Date of this Amendment, TCS will provide maintenance support and installation for existing TCS Prepaid Application customers, including sales assistance and technical support as necessary. TCS will also make available, as needed, no less than the equivalent of three full technical engineers skilled in the technical operation of the TCS Prepaid Application to assist in migration efforts for the lesser of one year or until the migration effort is completed to Lucent's reasonable satisfaction.

(b) OTHER MIGRATION DUTIES. TCS will develop and deliver scripts to migrate Prepaid 1.5 and Prepaid 3.1 triggers application data to the Lucent Converged Prepaid Application version 1.x. TCS will provide Lucent with the source code and unrestricted license to use the source code for any code developed as an augmentation or enhancement to the Lucent Converged Prepaid Platform during the migration period.

(c) TCS PREPAID APPLICATION COMPETITION CLAUSE.

In consideration for the Revenue Sharing set forth above, TCS agrees (i) to refrain for a period of one year from the Effective Date of this Amendment from marketing any application that competes with the Prepaid Applications to those customers set forth on Exhibit C hereto and (ii) to refrain for a period of four years


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

from the Effective Date of this Amendment from marketing any application that competes with the Prepaid Applications through any Lucent channel, business unit, or sales organization.

(d) INDEMNIFICATION. (a) TCS shall indemnify and defend Lucent against any claim that the TCS Prepaid Application infringes any valid United States (i) patent,
(ii) copyright, or (iii) trade secret, provided that TCS is given prompt written notice of the claim and is given information, reasonable assistance, and sole authority to defend or settle the claim. In the defense or settlement of a claim, TCS shall, in its reasonable judgment, and at its option and expense: (i) obtain for Lucent the right to continue using the TCS Prepaid Application, (ii) replace or modify the TCS Prepaid Application so that it becomes noninfringing, or (iii) if, in TCS's opinion, obtaining the remedies in (i) or (ii) is not commercially reasonable, as TCS's sole obligation, refund the amount paid to TCS for the infringing TCS Prepaid Application. (b) TCS shall not have any liability to Lucent under subsection (a) above to the extent that any infringement or claim thereof is based upon (i) use of the TCS Prepaid Application in combination with equipment or software not supplied by TCS where the TCS Prepaid Application would not themselves be infringing, (ii) use of the TCS Prepaid Application with an application which was not specified in the applicable software product description, (iii) modifications of the TCS Prepaid Application not made by TCS, or (iv) TCS's compliance with Lucent's designs, specifications, or instructions. (c) The foregoing states TCS's entire liability, and Lucent's sole and exclusive remedy, with respect to any claim of infringement of any patent, copyright, trade secret or other intellectual property or proprietary right which a third party may have against Lucent.

(e) Notwithstanding anything else to the contrary in this Amendment, if TCS sells the TCS Prepaid Application or any other work primarily based upon the TCS Prepaid Application (e.g. ported, translated or mapped code or logic flow as well as upgrades or enhancements to the TCS Prepaid Application ), then the parties will split all revenues therefrom in accordance with the percentages provided for in the Agreement.

(f) ENTIRE AGREEMENT AND ORDER OF PRECEDENCE. This Amendment constitutes the entire agreement between the parties with respect to its subject matter and to the extent of any conflict between this Amendment and the Agreement or any of its modifications, attachments, exhibits, or prior amendments, this Amendment shall take precedence with respect to its subject matter.




LUCENT TECHNOLOGIES INC.                           TELECOMMUNICATION SYSTEMS, INC.


By: /s/ PETER M. GEIMER                            By: /s/ RICHARD A. YOUNG
    -------------------------------------              -------------------------------------

Print Name: Peter M. Geimer                        Print Name: Richard A. Young
            ------------------------------                     ------------------------------

Title: Director, INMS Bus. Mgmt                    Title: Chief Operating Officer
       -----------------------------------                -----------------------------------


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


                                    EXHIBIT A











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
[TCS LOGO]            ANSI-41 MARKET DEFINITION       [LUCENT TECHNOLOGIES LOGO]
--------------------------------------------------------------------------------

SUBS APPLICABLE TO TCS ANSI-41 LICENSE FEE... (TCS SUBS)     AMENDMENT 4
                                                             EXHIBIT A

NETWORK A                                    NETWORK B
[GRPAHIC]                                    [GRAPHIC]
(IS 41 WIRELESS SUBS)                 (IS 41 WIRELESS SUBS ONLY, NOT GSM)


     SS7 SIGNALING (E.G. TRIGGERS, ISUP, ETC.)
     VOICE FACILITIES (PRI, BRI, ETC.) AND
     ASSOCIATED SIGNALING (TYPE 2A, ISUP, ETC.)

NOTES
1. SCP/CSN - LUCENT INU ADVANTAGE OR SLL ENABLED SUCCESSOR
2. MSC - WIRELESS SWITCH
3. SSP - WIRELINE SWITCH



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
[TCS LOGO]            ANSI-41 MARKET DEFINITION       [LUCENT TECHNOLOGIES LOGO]
--------------------------------------------------------------------------------


SUBS APPLICABLE TO TCS ANSI-41 LICENSE FEE... (TCS SUBS)     AMENDMENT 4
                                                             EXHIBIT A


                                    NETWORK C
                                    [GRAPHIC]
                    (IS 41 WIRELESS SUBS ONLY, NOT WIRELINE)


     SS7 SIGNALING (E.G. TRIGGERS, ISUP, ETC.)
     VOICE FACILITIES (PRI, BRI, ETC.) AND
     ASSOCIATED SIGNALING (TYPE 2A, ISUP, ETC.)

NOTES
1. SCP/CSN - LUCENT INU ADVANTAGE OR SLL ENABLED SUCCESSOR
2. MSC - WIRELESS SWITCH
3. SSP - WIRELINE SWITCH


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
[TCS LOGO]            ANSI-41 MARKET DEFINITION       [LUCENT TECHNOLOGIES LOGO]
--------------------------------------------------------------------------------

SUBS APPLICABLE TO TCS ANSI-41 LICENSE FEE... (TCS SUBS)     AMENDMENT 4
                                                             EXHIBIT A


                                    NETWORK D
                                    [GRAPHIC]
                 (IS 41 WIRELESS SUBS ONLY, NOT CARD WIRELINE)


     SS7 SIGNALING (E.G. TRIGGERS, ISUP, ETC.)
     VOICE FACILITIES (PRI, BRI, ETC.) AND
     ASSOCIATED SIGNALING (TYPE 2A, ISUP, ETC.)

NOTES
1. SCP/CSN - LUCENT INU ADVANTAGE OR SLL ENABLED SUCCESSOR
2. MSC - WIRELESS SWITCH
3. SSP - WIRELINE SWITCH


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
                                    EXHIBIT B












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

CONFIDENTIAL MATERIALS SUBMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. FOUR ASTERISKS ARE USED TO DENOTE OMISSIONS.

4/20/00                               YEAR 1
            Subscribers            Floor Price
                                  not Including            Floor Price
                                   Asia Pacific            Asia Pacific
------------------------------------------------------------------------
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****
              ****                     ****                    ****

                                     YEAR 2                                   Discount             ****%
                                                                                     =
            Subscribers            Floor Price
                                  not Including            Floor Price
                                   Asia Pacific            Asia Pacific
------------------------------------------------------------------------
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****



                                        YEAR 3                                Discount             ****%
                                                                                     =
            Subscribers            Floor Price
                                  not Including            Floor Price
                                   Asia Pacific            Asia Pacific
------------------------------------------------------------------------

                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****


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

                                      YEAR 4                                  Discount             ****%
            Subscribers            Floor Price                                       =
                                  not Including            Floor Price
                                   Asia Pacific            Asia Pacific
------------------------------------------------------------------------

                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****        ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****
                ****                   ****                    ****

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


                                    EXHIBIT C









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

CONFIDENTIAL MATERIALS SUBMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. FOUR ASTERISKS ARE USED TO DENOTE OMISSIONS.

               INU CUSTOMER LIST**

    1    AAPT
    2    Allegiance
    3    Alltel
    4    Alltel Mobile
    5    Antel (Urugray)
    6    AT&T
    7    BAM
    8    BCP-TESS (Brazil)
    9    Bell Atlantic-Core
    10   Bell South (inc. BS Intl)
    11   BLU +
    12   Brazil--Megatel
    13   Brazil--Megatel/Vesper
    14   British Telecom +
    15   Broadwing
    16   Bouygues Telecom +
    17   Carolina PCS +
    18   Cell-C +
    19   Centenial Puerto Rico
    20   CHT - LDM
    21   Clearnet
    22   CTI - Movil; Argentina
    23   Dakota/McLeod
    24   DTMS-Germany +
    25   Enertel-Netherlands +
    26   E-Plus +
    27   Escotel +
    28   Frontier Cellular
    29   Glenayre
    30   GTE/PCS Argentina
    31   HIL India
    32   Horizon
    33   ICG
    34   KDD-Japan
    35   KMC
    36   LDTA - Taiwan
    37   Movicom
    38   Megatel-Brazil
    39   MTNL +
    40   NCIC - Taiwan

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

    41  NEC - Japan
    42  Omnitel +
    43  OneTel +
    44  Orange +
    45  Pae Tec
    46  Retevision +
    47  Sagebrush
    48  Saudi Arabia PTT +
    49  Shyam Telelink
    50  Smart +
    51  SBC / Williams/Ameritech/Pacbell
    52  SBMS
    53  Sprint LDD/NIS
    54  Sprint PCS
    55  Telecel Portugal +
    56  Telecel Venezuela
    57  Telecom Italia +
    58  Telecom New Zealand
    59  Telefonica Chile
    60  Telefonica-Brazil
    61  Telefonica PR
    62  Telefonica-Guatemala/El Salvador
    63  TFNE - Taiwan
    64  Unicom - China
    65  US Cellular
    66  US LEC
    67  US West
    68  US West Wireless
    69  USXchange
    70  Verizon/Vodaphone
    71  VoiceStream +

        + GSM

        ** To the extent that the entities on this list are wireline and wireless service providers this list applies to the provider's wireless services only.

        This list includes the assigns and successors of the listed companies.

**** CONFIDENTIAL MATERIALS SUBMITTED AND FILED SEPARATELY WITH THE SECURITIES
     AND EXCHANGE COMMISSION. FOUR ASTERISKS ARE USED TO DENOTE OMISSIONS.

Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.




                          APPLICATION DEVELOPMENT PLAN

                                    BETWEEN

                              LUCENT TECHNOLOGIES

                                      AND

                        TELECOMMUNICATION SYSTEMS, INC.

                                      FOR

                         TDMA INTERIM AND STANDARD OTAF




**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

TABLE OF CONTENTS



1.  General .................................................... 1
2.  Application Definition ..................................... 1
3.  Source Code Exchange ....................................... 2
    3.1 Relevant Software and Timing ........................... 2
    3.2 Ownership Exchanged and Retained ....................... 2
    3.3 Confidentiality ........................................ 3
    3.4 Limitation of Liability ................................ 3
    3.5 Indemnification ........................................ 3
4.  Equipment and Software Requirements ........................ 3
5.  Lucent Laboratory (Lab) Requirements ....................... 4
6.  Training Requirements ...................................... 4
7.  Documentation .............................................. 4
    Feature Definition Document ................................ 5
8.  Deployment ................................................. 5
9.  Warranty and Maintenance ................................... 5
10. Application Pricing and Revenue Sharing .................... 5
11. Branding ................................................... 6
12. Marketing .................................................. 6
13. Schedule ................................................... 6
    13.1 Time Frames for Development and ....................... 7
    13.2 Application Delivery Dates ............................ 7
14. Test and Acceptance ........................................ 7
    14.1 Basic Behavior of the System .......................... 7
    14.2 Platform Requirements and Timing Constraints .......... 7
    14.3 Application Acceptance Criteria ....................... 7
15. Project/Offer Management ................................... 8
16. Penalties .................................................. 8
17. Entire Agreement ........................................... 8


                                ii

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

1.   GENERAL

This Agreement for Application Development Plan (the "Plan") is made pursuant to the provisions of the A-I-Net(R) SCN Application Development Agreement dated April 4, 1996, as amended, (the "Agreement") between Lucent Technologies, Inc. (Lucent), and TeleCommunication Systems, Inc. (TCS). Except as provided herein, the provisions of the Agreement are a part of and applicable to this Plan.

2.   APPLICATION DEFINITION

The Over The Air Function (OTAF) application provides activation and programming capabilities via a TDMA Air Interface. The Standard Time Division Multiple Access (TDMA) OTAF has been developed by Lucent Technologies. TCS will undertake supporting (maintenance, bug fixes) and enhancing (including creation of new features) the Standard TDMA OTAF product such that it supports all IS-41 standard TDMA OTAF features and/or is comparable with major competitive offers. TCS will develop TDMA Interim OTAF such that it can be sold together with Standard TDMA OTAF as a stand-alone independent offer. TCS also may choose to develop TDMA Interim OTAF such that it can be bundled with the TCS Short Message Service Center (SMS-C) product and sold independently of Standard TDMA OTAF.
TCS will work with Lucent with the objective of developing a common Customer Service Center (CSC) provisioning interface for TDMA and Code Division Multiple Access (CDMA) OTAF. Should this development occur, TCS and Lucent will share the cost of this development evenly. Should this development not occur, TCS will bear the cost for developing a TDMA CSC interface.


- TCS agrees to develop, support and test the TDMA OTAF with Lucent/TCS mutually agreed upon CSC interface options (e.g. Lucent's Actiview, dedicated TDMA OTAF provisioning interface, and a documented API for customers who choose to do their own interface development) to be ready for deployment on a mutually agreeable date. TCS also agrees to work with customers who require custom CSC interface development rather than one of the standard interfaces.

- TCS will be required to use the Lucent SCE for developing the TDMA OTAF product. Lucent will provide required software and training.

- TCS will be responsible for SMS development and SMS upgrade migrations on the New SMS in support of TDMA OTAF product. Lucent will provide required software and training. TCS agrees to follow the same mutually agreed practices used in development of existing SMSC and Prepaid applications.

- TCS agrees to develop, maintain and make available the over-all product requirements documents, following existing procedures used with SMSC and Prepaid applications, (including CSC interface requirements) which consists of all the existing and in-development features of the product. TCS agrees to keep all product requirements up to date.

- Lucent and TCS agree to conduct joint high-level requirements reviews.


                                       1

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

- Lucent agrees to provide Lucent SMF, and System Engineering support (ie. MSC, HLK, Actiview, SCP) necessary for TCS to conduct high level design of OTAF products.

- TCS agrees that any changes to OTAF interfaces (Actiview, MSC, etc.) must be communicated to Lucent in a timely fashion in advance of any actual coding.

- TCS agrees to work with identified parties to make sure the TDMA OTAF SPA works together with other Lucent SPAs on the same SCP. TCS agrees to obey the rules of the WIN Platform API as established for SMSC and Prepaid applications.

- TCS agrees to obtain and maintain a minimum SEI level 3 rating or higher by December 2000.


3.   SOURCE CODE EXCHANGE

3.1  RELEVANT SOFTWARE AND TIMING

In order to provide for timely development of the application(s), Lucent and TCS have agreed to the exchange of certain software source code (the "Source Code") within sixty days of signing this Application Development Plan. TCS will provide Lucent the Source Code for Short Message Peer-to-Peer Protocol (SMPP), and Lucent will provide TCS the Source Code for Standard TDMA OTAF.

In the event that either party discontinues availability of the product as defined in this document, the other party will have continued access at no charge to that software indefinitely via a source-code escrow under mutually agreed terms.

3.2  OWNERSHIP EXCHANGED AND RETAINED

The Party providing the Source Code is the Developer, except as otherwise provided herein, after the exchange of Source Code, each party shall have equal joint ownership, without right of accounting, of all right, title, and interest in and to the Source Code. Thereafter, all copies and all modifications and enhancements thereto created by a party (including ownership of all copyrights, parents and other intellectual property rights) shall be solely owned by the party creating such copies, modifications and/or enhancements. Notwithstanding the foregoing, such title in copies, modifications or enhancements, shall not extend to any ideas, methods, inventions, or concepts and the like embodied in the Source Code or to any portion of the Source Code delivered by the Developer which shall remain subject to the terms of this Agreement. Furthermore, each party retains the right to independently develop its own derivative works based on the Source Code.

Developer makes no warranties that the Source Code will be error-free in all circumstances or that the Source Code will satisfy the other party's particular purpose. EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH, DEVELOPER SHALL HAVE NO LIABILITY FOR THE SOURCE CODE OR ANY SERVICES PROVIDED, INCLUDING ANY LIABILITY FOR NEGLIGENCE; DEVELOPER MAKES AND THE OTHER PARTY RECEIVES NO WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER COMMUNICATION; AND

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
DEVELOPER SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

3.3 CONFIDENTIALITY

Lucent and TCS agree to maintain in confidence the Source Code by using at least the same physical and other security measures as used for its own confidential technical information and documentation. Each further agrees not to disclose the Source Code, or any aspect thereof, to anyone other than employees or contractors who have a need to know or obtain access to such information in order to support authorized use of the Source Code and are bound to protect such information against any other use or disclosure. These obligations shall not apply to any information generally available to the public, independently developed or obtained without reliance on Developer's information, or approved for release by Developer without restriction.

3.4 LIMITATION OF LIABILITY

The cumulative liability of Developer to the other party for all claims relating to the Source Code provided hereunder, in contract, and, or otherwise, shall not exceed $10,000. This limitation shall not apply to the indemnification provided in the following paragraph. In no event shall either party be liable to the other for any consequential, indirect, special, or incidental damages, even if such party has been advised of the possibility of such potential loss or damage. The foregoing limitation of liability and exclusion of certain damages shall apply regardless of the success or effectiveness of other remedies.

3.5 INDEMNIFICATION

If a third party claims that the Source Code infringes any U.S. patent, copyright, or trade secret, Developer will defend the other party against such claim at Developer's expense and pay all damages that a court finally awards, provided that the other party promptly notifies Developer in writing of the claim, and allows Developer to control, and cooperate with Developer in, the defense or any related settlement negotiations. If such a claim is made or appears possible, Developer may, at its option, secure for the other party the right to continue to use the Source Code, modify or replace the Source Code so it is non-infringing, or, if neither of the foregoing options is available in Developer's judgment, require the other party to return the Source Code. However, Developer has no obligation for any claim based on a modified version of the Source Code or its combination, operation, or use with any product, data or apparatus not provided by Developer. THIS PARAGRAPH STATES DEVELOPER'S ENTIRE OBLIGATION TO THE OTHER PARTY WITH RESPECT TO ANY CLAIM OF INFRINGEMENT.

4.  EQUIPMENT AND SOFTWARE REQUIREMENTS

TCS will purchase the appropriate Lucent Intelligent Network (IN) platform hardware that will be necessary to develop the application. Lucent will offer this hardware to TCS at a discounted price for lab development use. Lucent will offer the applicable IN platform software Right To


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

Use (RTU) at no charge. Lucent will continue to provide TCS with SCE platform software and F.F. updates.

5.   LUCENT LABORATORY (LAB) REQUIREMENTS

TCS will be allowed to utilize Lucent lab facilities, as available, on an as-needed basis, and will be charged under the terms and practices followed for other applications. If remote testing is required, Lucent will assist with arranging facilities and TCS will bear the cost of any applicable remote access fees. TCS will participate in joint review of requirements and test plans with the appropriate Lucent personnel and will work with the Lucent SMS team to ensure data and validation alignment. Lucent will provide TCS with access to early releases of platform software (Q6/5) to ensure proper alignment. TCS will work with Lucent on joint planning for Service Package Application/SMS Intersystem and Service Interval Testing (SIT) testing.

6.   TRAINING REQUIREMENTS

Lucent will provide Intelligent Network (IN) platform training and support to TCS using current pricing models. TCS will provide training to Lucent on TDMA Interim OTAF. Training will include marketing, sales, technical and end-user components. TCS will provide end-user training to TDMA Interim OTAF customers. Upon TCS and Lucent mutual agreement, Lucent training personnel will undertake end-user training, based upon partner training materials, for future customers.

7.   DOCUMENTATION

Each application must have end-user and Operation, Administration & Maintenance (OA&M) documentation. TCS will provide such documentation, and Lucent will review the documentation to ensure quality standards. TCS will be responsible for updating, translating (where mutually agreed to), and distributing documentation for all of its applications.

-    TCS agrees to write and maintain Wireless Feature Definitions Document
     (FDD) equivalent documents and make available on line at Lucent.

- TCS will be responsible for creating and maintaining customer documentation in Lucent specified format as defined by SMS 33 and Prepaid 12. Internal documents can be created and maintained in any mutually agreed format.

The following list of the documents or equivalents should be produced and be available for both Lucent and TCS communities.

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

TYPE OF THE DOCUMENT                                   PRIMARY USER                   COMMENTS
--------------------                                   ------------                   --------
Feature Definition Document                            Systems Engineering, and
                                                       Development

Feature Specification Document                         Systems Engineering, and
                                                       Development

System Requirements Document                           Systems Engineering, and
                                                       Development

Product/Feature Installation Manual                    NPI engineers, Product         Gives the detail steps of the
                                                       Installers, and customers      product installation

WIN TDMA OTAF OAEM                                     ????? CUSTOMERS

WIN TDMA OTAF Service                                  Market Managers, Lucent        High level description of the
Description Document                                   Customer terms, Offer and      product with a clear view of
(may consist of update to existing                     product management             features functionality and product
SMSC document)                                                                        feature evaluation

Release Notes                                          NPI, Customers


8.   DEPLOYMENT

TCS will install the application(s) for each sale, at then-current customary fees. Lucent will be the prime contractor and will provide project management for the TCS portion of each installation.

9.   WARRANTY AND MAINTENANCE

Shall be as provided for in the Agreement and any amendments thereto.

10.  APPLICATION PRICING AND REVENUE SHARING

The price established for each service application shall be based on market conditions and will be reviewed on an as-needed basis to ensure that prices are in line with similar offers in the market. The price invoiced by Lucent to the end-user shall be the price supplied by TCS. The pricing must be flexible enough to allow for below floor prices to end-users where applicable. TCS must participate and share in any below floor pricing decisions. TCS will invoice Lucent for the actual customer price, less the Lucent share of revenue provided for below.

Lucent and TCS agree to the following revenue sharing allocations:

- If TCS and Lucent swap SMPP and Standard TDMA OTAF Source Code as discussed above, TCS and Lucent agree to split TDMA OTAF (standard and interim) service application revenues, including any derivative works or modifications as follows: 60% to Lucent and 40% to TCS for a period of one year from the date TCS releases Standard TDMA OTAF Phase II (as defined in attached document) and Interim OTAF, whichever occurs last. After one year, revenue sharing on TDMA OTAF (standard and interim) service application will convert to an equal 50/50% split.

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-    Revenue for the CSC Provisioning Interface for TDMA OTAF will be allocated as follows:

     - Actiview; Lucent - 100%

     - TCS developed GUI interface; same as above for service application

     - Lucent developed GUI interface; Lucent - 80%, TCS - 20% unless otherwise agreed

-    Product Upgrades: same allocation as above for service application

-    Maintenance: TCS - defined above

-    Installation: TCS - 100%

-    End-user Training: Deployer of training - 100%

-    Custom Development: TBD on a case-by-case basis.

- List Pricing is on per Subscriber basis beginning at $**** List, less 20% for floor. Discounts below floor to be agreed to on a per bid basis.

A process will be established to integrate TCS's application(s) into the Lucent standard order stream.

11.  BRANDING

TDMA OTAF as defined in this Agreement, will be presented under the Lucent brand. TCS will be identified in the salesware as a development partner on the application.

12.  MARKETING

Lucent and TCS will work together to develop a tactical sales and marketing plan for CDMA OTAF. This plan will be updated as needed based upon market conditions. TCS agrees to develop product offer planning marketing information (both internal to Lucent/TCS and external to Lucent/TCS) in close association with the Lucent product offer manager. TCS and Lucent agree to work together to conduct primary and secondary market research and to put together customer business cases and value propositions for the product(s) as required by market conditions or to respond to market opportunities as jointly agreed. The Partnership will allow for joint press releases, tradeshow appearances, proof-of-concept demonstrations (both in-house and at customer site) and electronic presentations. It is expected that each party will actively market (participate in tradeshows, demos, etc.) the application. Each party will bear all expenses associated in participating in these activities. TCS agrees to participate in responding to the customer's RFPs, RFIs, and pro-actively offer proposals with respect to the TDMA OTAF product in close association with Lucent.

13.  SCHEDULE

TCS will perform schedule management of both Time Frames for Development and Application Delivery Dates. TCS and Lucent will trade high-level milestone schedule necessary to coordinate shared resources during the product development life cycle.

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13.1.    TIME FRAMES FOR DEVELOPMENT AND


TCS development includes design, code, Execution Environment test and unit testing necessary to prepare for Lucent acceptance testing of the application. Lab time necessary for unit testing shall be coordinated with Lucent Intelligent Networking Unit. This lab time may include access to Lucent CS PSP labs and Lucent Wireless labs necessary to simulated unit test environment or provide end-to-end testing.

13.2     APPLICATION DELIVERY DATES


TCS Development of the Interim TDMA OTAF code is expected to be complete in Q2-00. The integration of the Lucent Standards based TDMA OTAF code is expected by Q3-00. Lucent and TCS shall jointly agree to schedule adjustments.


14.     TEST AND ACCEPTANCE


TCS will conduct unit testing when possible at TCS labs. Some unit testing is expected to be conducted at the Lucent CS and Wireless labs. TCS is expected to support Lucent CS acceptance testing of the application during the Lucent SIT process.

- Lucent and TCS agree to create joint testing schedules necessary to secure appropriate labs for TCS unit, feature and regression testing.

- Lucent and TCS agree to publish and maintain System (TCS) and SIT (Lucent) test plans on line.


14.1    BASIC BEHAVIOR OF THE SYSTEM

The Interim and Standards base OTAF application are to support UWCC and IS-735 specifications.

14.2    PLATFORM REQUIREMENTS AND TIMING CONSTRAINTS

The Interim and Standards based OTAF application is expected to run on the Lucent Advantage SCP R9.2 or latest supported customer configuration. The application may be compiled to run on the CSN and or SN should both Lucent and TCS agree to support the configuration.


14.3     APPLICATION ACCEPTANCE CRITERIA

TCS shall deliver the Interim and or Standards based OTAF application to Lucent for Application Acceptance Criteria process defined as Lucent SIT Process as used for SMSC and PPW applications (example releases sms33, sms42, ppw12, ppw13).

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15.  PROJECT/OFFER MANAGEMENT

* TCS and Lucent will jointly agree on product release dates and release functionality to meet customer needs, but not less than one (1) release per year with feature enhancements and bug fixes.

* TCS agrees to integrate their internal processes with Lucent Q-gate process. TCS agrees to provide specified information at pre-defined Q-gate milestones as currently followed with existing applications, SMSC and Prepaid.

* TCS agrees to adhere to Lucent's SIT entrance criteria as currently followed for SMSC and Prepaid applications.

16.  PENALTIES

Lucent will pass through any customer imposed penalties that have been jointly agreed to in writing in advance (if such are invoked by the customer) for missed deadlines directly attributable to TCS. Lucent will take financial responsibility for any such penalties that are not directly attributable to TCS.

17.  ENTIRE AGREEMENT

This Plan, including the Agreement and any attachments referred to herein and attached herein, each of which is incorporated in this Plan for all purposes, constitutes the entire agreement between the parties with respect to the subject matter of this Plan and there are no representations, understanding or agreements relating to the Plan which are not fully expressed herein. No change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the party against which such change, waiver, or discharge is sought to be enforced.

In witness whereof, TCS and Lucent have caused this Plan to be signed and delivered by its duly authorized office, all as of the date set forth below.

TeleCommunication Systems, Inc.      Lucent Technologies, Inc.

By: /s/ Richard A. Young             By: /s/ Peter M. Geimer

Name: Mr. Richard Young              Name: Peter M. Geimer

Title: Chief Operating Officer       Title: Director, Business Agent in Alliance

Date: April 10, 2000                 Date: 4/11/00


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